Exhibit 4.3


         THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A NOMINEE OF A COMMON DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE TO A COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY OR TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         THIS NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTIONS 2.01, 2.07, 2.08, 3.04, AND 4.11 OF THE INDENTURE, (II) EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.07 OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR COMMON DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                           THE MANITOWOC COMPANY, INC.

                    10 3/8% Senior Subordinated Note Due 2011

                                                                 E_____________


ISIN No.: ____________
Common Code: _________



No. 001


                  THE MANITOWOC COMPANY, INC., a Wisconsin corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promise to pay to THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, or its registered assigns, the principal sum of Euro ______________ (E5_________) on May 15, 2011.

                  Interest Payment Dates: May 15 and November 15 commencing November 15, 2001.

                  Regular Record Dates:  May 1 and November 1 .

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed manually by its duly authorized signatories.

                                          THE MANITOWOC COMPANY, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                    (Trustee's Certificate of Authentication)

                  This is one of the 10 3/8% Senior Subordinated Notes due 2011 described in the within-mentioned Indenture.

Date:  _________, 2001

                                          THE BANK OF NEW YORK, as Trustee


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                           THE MANITOWOC COMPANY, INC.

                    10 3/8% Senior Subordinated Note due 2011

1.       Principal and Interest.
         ----------------------

                  The Company shall pay the principal of this Note on May 15, 2011.

                  The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                  Interest will be paid semi-annually in arrears on each Interest Payment Date, commencing November 15, 2001. Interest on this Note will accrue from the latest date to which interest has been paid on the Restricted Notes (as defined below) or, if no interest has been paid, the Issue Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum that is the then applicable interest rate borne by the Notes.

2.       Method of Payment.
         -----------------

                  The Company shall pay interest on the principal amount of the Notes on each May 15 and November 15 to the persons who are Holders of the relevant Notes on the May 1 or November 1, as the case may be, immediately preceding such Interest Payment Date (as reflected in the Register at the close of business on the Regular Record Date), in each case, even if the Note is canceled on registration of transfer or registration of exchange after such record date. The Company shall make payments of principal on the Notes to Holders that surrender Notes to the Paying Agent.

                  If a Holder has given wire transfer instructions to the Paying Agent at least 15 days prior to any payment, the Company shall make all principal, premium and interest payments on the Notes owned by such Holder in accordance with those instructions. All other payments on the Notes shall be made by check mailed to the Holders at their address set forth in the register of Holders, or in the case of the final payment of principal and interest, if any, on any Note, upon presentation and surrender of such Note at the office of the Paying Agent. All payments on the Notes will be made in Euros.

3.       Paying Agent and Registrar.
         --------------------------

                  Initially, the Company has appointed the corporate trust office of the Trustee in The City of New York located at the address set forth in Section 13.02 of the Indenture as Paying Agent in The City of New York. So long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such stock exchange so require, the Company shall maintain a Paying Agent and Transfer Agent in Luxembourg.

4.       Indenture; Limitations.
         ----------------------

                  The Company issued the Notes under an Indenture dated as of May 9, 2001 (the "Indenture"), among the Company, the Guarantors named therein and The Bank of New York, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. This Note is one of a duly authorized issue of Notes of the Company designated as its 10 3/8% Senior Subordinated Notes due 2011 (the "Unrestricted Notes"). The Unrestricted Notes are initially being issued in the aggregate principal amount of E___________. The Company shall be entitled to issue Additional Notes pursuant to Section 2.14 of the Indenture (the "Additional Notes"). The Notes include the 10 3/8% Senior Subordinated Notes due 2011 of the Company (the "Restricted Notes") exchanged for the Unrestricted Notes pursuant to the Registration Rights Agreement. The Unrestricted Notes, the Additional Notes and the Restricted Notes are treated as a single class of securities under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. This is one of the Notes referred to in the Indenture. The Notes are unsecured and unsubordinated obligations of the Company.

5.       Redemption.
         ----------

                  Optional Redemption. Except as described below, the Notes are not redeemable before May 15, 2006. Thereafter, the Company may redeem the Notes at its option, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on May 15 of the years set forth below:

        Year                                                    Percentage
        ----                                                    ----------
        2006.................................................     105.188%
        2007.................................................     103.458%
        2008.................................................     101.729%
        2009 and thereafter..................................     100.000%

                  In addition, the Company must pay accrued and unpaid interest on the Notes redeemed.

                  Optional Redemption upon Public Equity Offerings. At any time, or from time to time, on or prior to May 15, 2004, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined below) to redeem up to 35% of the principal amount of the Notes (including any Additional Notes) outstanding under the Indenture at a redemption price of 110.375% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that:

                  (1) at least 65% of the principal amount of Notes (including any Additional Notes) outstanding under the Indenture remains outstanding immediately after any such redemption; and

                  (2) the Company makes such redemption not more than 90 days after the consummation of any such Public Equity Offering.

                  "Public Equity Offering" means an underwritten public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

                  In the event that the Company chooses to redeem less than all of the Notes, selection of the Notes for redemption will be made by the Trustee either:

                  (1) in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed; or,

                  (2) on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate.

                  No Notes of a principal amount of E1,000 or less shall be redeemed in part. If a partial redemption is made with the proceeds of a Public Equity Offering, the Trustee will select the Notes only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to Euroclear and Clearstream Luxembourg procedures, if any).

                  Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its last address as it appears in the Register. So long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, notice of redemption shall be published in a daily newspaper of general circulation in Luxembourg (which is expected to be the Luxemberger Wort). On and after the Redemption Date, interest ceases to accrue on Notes or portions of Notes called for redemption so long as the Company has deposited with the Paying Agent funds in satisfaction of the Redemption Price pursuant to the terms of the Indenture, unless the Company defaults in the payment of the Redemption Price. The Trustee may select for redemption portions of the principal amount of the Notes that have denominations equal to E1,000 integral multiples thereof in accordance with Section 3.03 of the Indenture.

6.       Redemption for Changes in Withholding Taxes.
         -------------------------------------------

                  The Company may redeem the Notes, in whole, but not in part, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, in the event of certain changes in the applicable tax laws or treaties.

7.       Repurchase upon Change in Control.
         ---------------------------------

                  Upon the occurrence of a Change of Control, each Holder shall have the right, subject to the terms and conditions set forth in the Indenture, to require the Company to repurchase its Notes in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, to the date of purchase (the "Change of Control Payment").

                  A notice of such Change of Control will be mailed within 30 days after any Change of Control occurs to each Holder at its last address as it appears in the Register and to the Trustee. The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Change of Control Offer. Such notice shall state:

                  (1) that the Change of Control Offer is being made pursuant to
         Section 4.11 of the Indenture and that all Notes tendered will be accepted for payment;

                  (2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be no earlier than the Change of Control Payment Date);

                  (3) that any Note not tendered will continue to accrue interest if interest is then accruing;

                  (4) that, unless the Company defaults in making payment therefor, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (5) that Holders electing to have a Note purchased pursuant to a Change of Control Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third business day prior to the Change of Control Payment Date;

                  (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased; and

                  (7) the circumstances and relevant facts regarding such Change of Control.

8.       Subordination.
         -------------

                  The Notes are subordinated to Senior Debt of the Company, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt of the Company must be paid before the Notes may be paid. The Company agrees, and each Holder by accepting a Note agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9.       Denominations; Transfer; Exchange.
         ---------------------------------

                  The Notes are in registered form without coupons in denominations of E1,000 principal amount and multiples of E1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

10.      Persons Deemed Owners.
         ---------------------

                  A Holder shall be treated as the owner of a Note for all purposes.

11.      Unclaimed Money.
         ---------------

                  If money deposited with the Trustee or any Paying Agent for the payment of principal, premium (if any) or interest remains unclaimed for two years, the Trustee and each such Paying Agent shall pay such money back to the Company upon written request of the Company. Following such repayment to the Company, Holders of the Notes entitled to such payment must look to the Company for such payment unless applicable abandoned property law designates another Person and all liability of the Trustee and such Paying Agent shall cease. Other than as set forth in this paragraph, the Indenture does not provide for any prescription period for the payment of principal, premium (if any) and interest on the Notes.

12.      Discharge Prior to Redemption or Maturity.
         -----------------------------------------

                  If the Company deposits with the Trustee money or Government Obligations sufficient to pay the then outstanding principal of and accrued interest on the Notes to redemption or maturity, the Company and the Guarantors will be discharged from the Indenture, the Notes and the Guarantees except in certain circumstances set forth in the Indenture.

13.      Legal Defeasance and Covenant Defeasance.
         ----------------------------------------

                  The Company and each Guarantor may be discharged from their obligations under the Indenture, the Notes and the Guarantees except for certain provisions thereof, and the Company may be discharged from its obligations to comply with certain covenants contained therein, in each case upon satisfaction of certain conditions specified in the Indenture.

14.      Amendment; Supplement; Waiver.
         -----------------------------

                  Subject to certain exceptions, the Indenture, the Notes and the Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes and the Guarantees to, among other things, cure any ambiguity, defect or inconsistency. Certain modifications will require the consent of each Holder affected thereby.

15.      Restrictive Covenants.
         ---------------------

                  The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to incur additional Indebtedness, make Restricted Payments, use the proceeds from Asset Sales, engage in transactions with Affiliates and, in the case of the Company and the Guarantors, to merge, consolidate or transfer substantially all of its assets.

16.      Successor Persons.
         -----------------

                  When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

17.      Defaults and Remedies.
         ---------------------

                  If an Event of Default (other than an Event of Default specified in clause (a)(6) or (a)(7) of Section 6.01 of the Indenture that occurs with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding under the Indenture by notice to the Company and the Trustee, may declare the principal of, premium, if any, and accrued interest, if any, on all Notes to be due and payable. If an Event of Default specified in clause (a)(6) or (a)(7) of Section 6.01 occurs and is continuing with respect to the Company, such amount with respect to all the Notes shall, ipso facto, become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Holders may not enforce the Indenture, the Notes or the Guarantees except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture, the Notes or the Guarantees. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

18.      Trustee Dealings with Company.
         -----------------------------

                  Subject to the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

19.      No Recourse Against Others.
         --------------------------

                  No recourse for the payment of the principal of, premium, if any, or interest on any of the Notes or the Guarantees, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company contained in the Indenture, in any of the Notes or the Guarantees, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator or against any past, present or future partner, shareholder, other equityholder, officer, director, employee, management board member, supervisory board member or controlling person, as such, of the Company, the Guarantors or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

20.      Authentication.
         --------------

                  This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

21.      Abbreviations.
         -------------

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

                  The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to The Manitowoc Company, Inc., 500 South 16th Street, Manitowoc, Wisconsin 54220.

22.      Choice of Law.
         -------------

                  The laws of the State of New York shall govern the Indenture and this Note.

                                 ASSIGNMENT FORM

I or we assign and transfer this Note to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)

--------------------------------------------------------------------------------
(Insert Company Registration, Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:___________________                Signed:________________________________
                                         (Sign exactly as name appears on the
                                          other side of this Note)


Signature Guarantee:
                    -----------------------------------------------------------
                    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Note purchased by the Company pursuant to Section 4.10 or Section 4.11 of the Indenture, check the box: [ ]

                  If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.10 or Section 4.11 of the Indenture, state the amount (in principal amount): E_________.

Date:  _________________

Your Signature:

--------------------------------------------------------------------------------
       (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:____________________________

                                   SCHEDULE A
                          SCHEDULE OF PRINCIPAL AMOUNT
                     OF INDEBTEDNESS EVIDENCED BY THIS NOTE

                  The initial principal amount of indebtedness evidenced by this Note shall be E_____. The following decreases/increases in the principal amount of indebtedness evidenced by this Note have been made:

                                                       Total Principal
                   Decrease in       Increase in       Amount of
                   Principal Amount  Principal Amount  Indebtedness        Notation Made
Date of            of Indebtedness   of Indebtedness   Evidenced           by or on Behalf
Decrease/Increase  Evidenced         Evidenced         Following Such      of Trustee
-----------------  ----------------  ----------------  Decrease/Increase   ---------------
                                                       -----------------

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC CRANE & SHOVEL SALES CORP.,
                                          as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC WESTERN COMPANY, INC.
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          ENVIRONMENTAL REHAB, INC.,
                                           as Guarantor


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          WEST-MANITOWOC, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          NORTH CENTRAL CRANE & EXCAVATOR
                                          SALES CORP.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC RE-MANUFACTURING, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC MEC, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC CRANES, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC BOOM TRUCKS, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          FEMCO MACHINE COMPANY, INC.,
                                           as Guarantor


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          SERVEND SALES CORP.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          SERVEND INTERNATIONAL, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MULTIPLEX COMPANY, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC ICE, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC EQUIPMENT WORKS, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC BEVERAGE SYSTEMS, INC.,
                                           as Guarantor


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          KMT SALES CORP.,
                                           as Guarantor


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          HARFORD DURACOOL, LLC,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          KMT REFRIGERATION, INC.,
                                           as Guarantor


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          DIVERSIFIED REFRIGERATION, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MARINETTE MARINE CORPORATION,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC MARINE GROUP, LLC,
                                           as Guarantor


                                          By: The Manitowoc Company, Inc.,
                                              as sole member and manager


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC FOODSERVICE COMPANIES, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC CRANE COMPANIES, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC CP, INC.,
                                           as Guarantor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          MANITOWOC FP, INC.,
                                           as Guarantor


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                    GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the cash payments in Euros of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal and premium and interest, if any, on this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note and Articles Eleven and Twelve of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Articles Eleven and Twelve of the Indenture and its terms shall be evidenced therein. The validity and enforceability of each Guarantee shall not be affected by the fact that it may not be affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of May 9, 2001, between The Manitowoc Company, Inc. and The Bank of New York, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Articles Eleven and Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT SITUATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, THE BOROUGH OF MANHATTAN FOR THE PURPOSES SET FORTH IN THE INDENTURE, THE NOTES OR THIS GUARANTEE.

Date:  ______________, 2001

                                          POTAIN CORPORATION,
                                           as Guarantor


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title: